                                                               Exhibit 10.6

                         AMENDMENT TO SERIES C DOCUMENTS

      This Amendment to Series C Documents (hereinafter referred to as this "Amendment") is entered into as of February 15, 2000 by and among Gomez Advisors, Inc., a Delaware corporation (the "Company") and the other parties hereto.

                                   WITNESSETH

      WHEREAS, the Company entered into a Preferred Stock Purchase Agreement (the "Purchase Agreement") dated as of November 2, 1999 and amended as of December 30, 1999 with the other parties thereto;

      WHEREAS, the Company entered into an Investor rights Agreement (the "Investor Rights Agreement") dated as of November 2, 1999 and amended as of December 30, 1999 with the other parties thereto; and

      WHEREAS, in connection with the issuance of Additional Shares (as defined in the Purchase Agreement), the parties hereto desire to amend the Purchase Agreement and the Investor Rights Agreement;

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, and intending to be legally bound, the parties hereto hereby agree as follows:

      Section 1. Amendment to Section 1.3 of the Purchase Agreement. Section 1.3 of the Purchase Agreement is hereby amended by deleting the reference to "January 7, 2000" contained in the first sentence of such Section and inserting in lieu thereof the date "February 29, 2000".

      Section 2. Amendment to Section 1.4 of the Purchase Agreement. Section 1.4 of the Purchase Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following new Section 1.4:

            "1.4 Use of Proceeds. The Company agrees to use the net proceeds from the sale of the Shares (i) to upgrade and market its products and services, (ii) to develop and market new products and services, (iii) to add personnel, (iv) to expand its facilities, and (v) for working capital and general corporate purposes, including possible acquisitions of or investments in complementary businesses, products or technologies; provided that up to $3,500,000 of such net proceeds may be used to (A) redeem or repurchase up to 500 shares of the Company's Series A Convertible Preferred Stock from The Ashton Technology Group, Inc. and/or
      (B) redeem or repurchase up to an aggregate of $500,000 worth of Common Stock from one or more of Julio Gomez, John M. Robb and Alexander Stein."

      Section 3. Amendment to Investor Rights Agreement. Section 5.1 of the Investor Rights Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following new Section 5.1:

            "5.1 Election of Directors. Each Preferred Stockholder and each Founder shall take or cause to be taken such actions as may be required from time to time to establish and maintain the number of persons comprising the Board of Directors of the Company at seven (7) or at such other number as the Board of Directors may determine from time to time, and to elect as directors (i) one representative designated by HarbourVest Partners, LLC ("HVP"), (ii) one representative designated by BancBoston Ventures, Inc. (together, with the representative elected pursuant to the foregoing clause (i), the "Series C Directors"), (iii) one representative of the Company's Series A Convertible Voting Preferred Stock, par value $.01 per share (the "Series A Stock") designated for election by holders of at least a majority of the Series A Stock issued and outstanding (the "Class A Director"), (iii) two representatives of the Founders designated for election by the Founders (the "Founder Directors") and (iv) two independent directors designated for election by both (A) at least a majority of the Series C Stock issued and outstanding, voting as a separate class, and (B) at least a majority of the Series A Stock issued and outstanding, voting as a separate class; provided that each such independent director shall be a person that is not a director, officer, employee, agent, representative or Affiliate of any Investor or of Ashton. Without limiting the generality of the foregoing, at each annual meeting of the stockholders and at each special meeting of the stockholders called for the purpose of electing directors of the Company, and at any time at which the stockholders have the right to, or shall, elect directors of the Company, then, and in each event, the Preferred Stockholders and the Founders shall vote all Shares owned by them (or shall consent in writing in lieu of a meeting of stockholders, as the case may be) to set the number of, and to elect persons as, directors of the Company in accordance with the preceding sentence."

      Section 4. Further Assurances. Each party hereby agrees, at any time and from time to time after the date hereof, at the reasonable request of the other party, to execute and deliver such other agreements, certificates or instruments as may be reasonably requested in order to more effectively amend the Purchase Agreement and/or the Investor Rights Agreement as set forth above or to evidence or confirm this Amendment.

      Section 5. Effect of Amendment. The parties hereby ratify and confirm all of the provisions of the Purchase Agreement and the Investor Rights Agreement, as amended hereby, and agree and acknowledge that the same as so amended remains in full force and effect.

      Section 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, without giving effect to its conflicts of law provisions.

      Section 7. Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers, thereunto duly authorized, as of the date first above written.

                                    GOMEZ ADVISORS, INC.


                                    By: /s/ Julio Gomez
                                       ---------------------------------
                                        Name:  Julio Gomez
                                        Title: CEO


                                      /s/ Julio Gomez
                                    -------------------------------------
                                    Julio Gomez


                                      /s/ John M. Robb
                                    -------------------------------------
                                    John M. Robb


                                      /s/ Alexander Stein
                                    -------------------------------------
                                    Alexander Stein


                                    WEST END VENTURE PARTNERS, LLC


                                    By: /s/ Daniel Saks
                                       ----------------------------------
                                        Name:  Daniel Saks
                                        Title: Managing Director



                                    JOHN HANCOCK GLOBAL TECHNOLOGY FUND


                                    By:
                                       ---------------------------------
                                        Name:
                                        Title:



                                    BANCBOSTON VENTURES, INC.


                                    By:  /s/ Peter R. Roberts
                                       ---------------------------------
                                        Name:  Peter R. Roberts
                                        Title: V.P.

                                    PRIVATE EQUITY PORTFOLIO FUND II, LLC
                                    By:  BankBoston, N.A., its Manager


                                    By:  /s/ Glen M. Holland
                                       ---------------------------------
                                        Name:  Glen M. Holland
                                        Title: Director



                                    SOFTVEN NO. 2 INVESTMENT ENTERPRISE
                                        PARTNERSHIP


                                    By: /s/ Yoshitaka Kitao
                                       ---------------------------------
                                        Name:  Yoshitaka Kitao
                                        Title: President